Filed pursuant to Rule 497(a)(1)

File No. 333-172968

Rule 482AD

Solar Capital Ltd. Prices Direct Offering of 2,000,000 Shares to an Institutional Investor

New York, NY – August 23, 2012 – Solar Capital Ltd. (NASDAQ: SLRC) (the “Company”) today entered into an agreement to sell 2,000,000 shares of the Company’s common stock at $22.51 per share in a direct registered offering to an institutional investor. The gross proceeds of the offering were approximately $45 million.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares will be issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the Company at 500 Park Avenue, New York, NY 10022, (212) 993-1670 or email: info@solarcapltd.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated August 23, 2012 and accompanying prospectus dated July 10, 2012, each of which have been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Contact:

Solar Capital Ltd.

Richard Pivirotto, 212-994-8543